Earnings Per Share (CenterPoint Energy)	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share (CenterPoint Energy) [Text Block]	Earnings Per Share (CenterPoint Energy)

The following table reconciles numerators and denominators of CenterPoint Energy’s basic and diluted earnings per common share. Basic earnings per common share is determined by dividing Income available to common shareholders - basic by the Weighted average common shares outstanding - basic for the applicable period. Diluted earnings per common share is determined by the inclusion of potentially dilutive common stock equivalent shares that may occur if securities to issue Common Stock were exercised or converted into Common Stock.

	For the Year Ended December 31,
	2019	2018	2017
	(in millions, except per share and share amounts)
Continuing Operations Numerator:
Income from continuing operations	$682	$396	$1,708
Less: Preferred stock dividend requirement	117	35	—
Income available to common shareholders from continuing operations - basic	565	361	1,708
Add back: Series B Preferred Stock dividend (2)	—	—	—
Income available to common shareholders from continuing operations - diluted (1)	$565	$361	$1,708
Discontinued Operations Numerator:
Income (loss) from discontinued operations	$109	$(28)	$84
Denominator:
Weighted average common shares outstanding - basic	502,050,000	448,829,000	430,964,000
Plus: Incremental shares from assumed conversions:
Restricted stock (3)	3,107,000	3,636,000	3,344,000
Series B Preferred Stock (2)	—	—	—
Weighted average common shares outstanding - diluted	505,157,000	452,465,000	434,308,000

Basic earnings per common share from continuing operations	$1.12	$0.80	$3.96
Basic earnings (loss) per common share from discontinued operations	0.22	(0.06)	0.20
Basic earnings per common share	$1.34	$0.74	$4.16

Diluted earnings per common share from continuing operations	$1.12	$0.80	$3.94
Diluted earnings (loss) per common share from discontinued operations	0.21	(0.06)	0.19
Diluted earnings per common share	$1.33	$0.74	$4.13

(1)
Income available to common shareholders for the year ended December 31, 2019 includes net income from businesses acquired in the Merger of $190 million. See Note 4. Income available to common shareholders for the year ended December 31, 2017 includes a reduction in income tax expense of $1,113 million due to tax reform. See Note 15 for further discussion of the impacts of the TCJA.

(2)
The potentially dilutive impact from Series B Preferred Stock applies the if-converted method in calculating diluted earnings per common share. Under this method, diluted earnings per common share is adjusted for the more dilutive effect of the Series B Preferred Stock as a result of either its accumulated dividend for the period in the numerator or the assumed-converted common share equivalent in the denominator. The computation of diluted earnings per common share outstanding for the year ended December 31, 2019 and December 31, 2018 excludes Series B Stock Dividends of $68 million and $17 million, respectively, and 34,354,000 and 8,885,000 potentially dilutive shares, respectively, because to include them would be anti-dilutive. However, these shares could be potentially dilutive in the future.

(3)
The potentially dilutive impact from restricted stock awards applies the treasury stock method. Under this method, an increase in the average fair market value of Common Stock can result in a greater dilutive impact from these securities.